Filed pursuant to Rule 497
1933 Act File No. 333-237586

PROSPECTUS SUPPLEMENT dated July 14, 2020
(to Prospectus dated May 29, 2020, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$125,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Credit Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

This prospectus supplement supplements the prospectus supplement dated June 1, 2020, or the “June Supplement,” and the accompanying prospectus thereto dated May 29, 2020, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $125,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated November 22, 2019, and amended June 1, 2020, with B. Riley FBR, Inc. and National Securities Corporation. This prospectus supplement provides certain updated financial information for the Company as of June 30, 2020.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-23 of the June Supplement and page 20 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number of shares of our common stock and Series B Term Preferred Stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal period ending December 31, 2020
Second Quarter (from June 1, 2020)	1,799,649	–	$12,976,080	$259,522	$12,716,558
Third Quarter (through July 13, 2020)	46,043	–	$334,051	$6,681	$327,370
Total	1,845,692	–	$13,310,131	$266,203	$13,043,928

Estimated Financial Information as of June 30, 2020.

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of June 30, 2020 was between $7.40 and $7.50.

In addition, management’s unaudited estimate of the range of our net investment income and realized gains/loss per share of our common stock for the quarter ended June 30, 2020 was between $0.26 and $0.30.